UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 15, 2004
(Date of earliest event reported)

Commission file number 333-75952

SLC STUDENT LOAN RECEIVABLES I, INC.	Delaware	04-3598719
(Depositor)
SLC STUDENT LOAN TRUST-I	Delaware	04-6959982
(Issuer of Notes)

(Exact name of co-registrants as specified in their charters)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Nos.)

750 Washington Blvd., Stamford, Connecticut	06901

(Address of principal executive office)	(Zip Code)

(203) 975-6923
(203) 975-6112

(Registrants’ Telephone Numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

See Exhibit 99.1 for the monthly statement and Exhibit 99.2 for the Servicer Certificate hereto distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Monthly statement distributed to holders of SLC
Student Loan Trust-I, Student Loan Asset
Backed Notes, Series 2002-1 and 2002-2
for the month ended November 30, 2004.

99.2	Servicer Certificate distributed to holders of SLC
Student Loan Trust-I, Student Loan Asset
Backed Notes, Series 2002-1 and 2002-2
for the month ended November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION, AS
SERVICER

Date: December 17, 2004

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Monthly statement distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2 for the month ended November 30, 2004.

99.2	Servicer Certificate distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2 for the month ended November 30, 2004.